Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 28, 2010 (this “Amendment”), is by and among ASSET ACCEPTANCE CAPITAL CORP. (the “Borrower”), the Lenders party to the Credit Agreement described below (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders entered into a Credit Agreement, dated as of June 5, 2007 (as amended or modified from time to time, the “Credit Agreement”).

B. The Borrower desires to amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.

AMENDMENTS

Upon the satisfaction of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

1.1 The following definitions in Section 1.01 of the Credit Agreement are restated as follows:

“Applicable Margin” means, for any day, (a) with respect to any Eurocurrency Loan or ABR Loan that is a Tranche B Term Loan, as the case may be, the applicable rate per annum set forth below under the caption “Tranche B Eurocurrency Spread” or “Tranche B ABR Spread”, as the case may be, based upon the Leverage Ratio as of the most recent determination date and (b) with respect to any Eurocurrency Loan or ABR Loan that is a Revolving Loan or with respect to the commitment fees or fees on Letters of Credit payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Eurocurrency Spread”, “Revolving ABR Spread”, “Commitment Fee Rate” or “Letter of Credit Fee”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Level	Leverage Ratio	Tranche B Eurocurrency Spread	Revolving Eurocurrency Spread and Letter of Credit Fee	Tranche B ABR Spread	Revolving ABR Spread	Commitment Fee Rate
I	< 0.875	3.25%	3.00%	2.25%	2.00%	0.50%
II	≥ 0.875 and < 1.125	3.50%	3.25%	2.50%	2.25%	0.50%
III	≥1.125	3.50%	3.50%	2.50%	2.50%	0.50%

The Applicable Margin shall be determined in accordance with the foregoing table based on the Leverage Ratio as of the end of each Fiscal Quarter. Adjustments, if any, to the Applicable Margin shall be effective the first day of the month following the month that the Administrative Agent is scheduled to receive the applicable financials under Section 5.01(a) or (b) and certificate under Section 5.01(c). If the Borrower fails to deliver the financials to the Administrative Agent at the time required hereunder, then the Applicable Margin shall be set at Level III until such financials are so delivered. Notwithstanding anything herein to the contrary, the Applicable Margin shall be set at Level III as of the effective date of the Third Amendment to this Agreement, and shall not be changed from Level III until receipt of the financials under Section 5.01(a) and the certificate under Section 5.01(c) for the fiscal year ending December 31, 2010.

“Consolidated Adjusted EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (a) Consolidated Interest Expense, (b) expense for taxes paid or accrued net of tax refunds, (c) depreciation expense, (d) amortization expense (excluding amortization of Receivables), (e) the Amortized Collections, (f) non-cash losses and non-cash expenses, and (g) the FTC Charges, minus, to the extent included in Consolidated Net Income, extraordinary gains (as determined in accordance with GAAP) realized other than in the ordinary course of business and non-cash gains and other non-cash income, all calculated for the Borrower and its Subsidiaries on a consolidated basis.

“Consolidated Tangible Net Worth” means at any time the consolidated stockholders’ equity of the Borrower and its Subsidiaries calculated on a consolidated basis as of such time, less the net book value of all goodwill and other assets which are deemed intangible assets under GAAP, provided that (i) leasehold improvements and computer software shall not be considered intangible assets for purposes of this definition regardless of their classification under GAAP and (ii) the FTC Charges shall be added back to Consolidated Tangible Net Worth.

1.2 The following definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“FTC Charges” means the lesser of (a) the aggregate amount of charges and other losses resulting from the investigation (the “Investigation”) commenced prior to the effective date of the Third Amendment to this Agreement by the Federal Trade Commission of the debt collection-related practices of the Borrower and its Subsidiaries, to include, without limitation, any fines, civil monetary penalties, or other monetary relief to be paid by the Borrower or any of its Subsidiaries as a result of a consent decree or a contested action, any expense related to any accrual for such amounts, and fees and disbursements of counsel for the Borrower or any of its Subsidiaries incurred in connection with the Investigation or defense of any governmental action or other proceeding arising from the Investigation, or (b) $7,000,000.

“2009 Q-4 Impairment Charges” means the lesser of (a) the amount of the losses resulting from the recognition of asset impairment charges on purchased receivables of the Borrower and its Subsidiaries in the fourth Fiscal Quarter of 2009 or (b) $20,000,000.

1.3 Section 6.12(c) is restated as follows:

(c) Ratio of Total Liabilities to Tangible Net Worth. Permit or suffer the ratio of the Consolidated Total Liabilities to the Consolidated Tangible Net Worth to exceed (i) 2.50 to 1.0 at any time on or before December 30, 2011, (ii) 2.25 to 1.0 at any time on or after December 31, 2011 and on or before March 30, 2012, or (iii) 2.00 to 1.0 to any time thereafter; provided that, for purposes of this Section 6.12(c) only, the 2009 Q-4 Impairment Charges shall be added back to Consolidated Tangible Net Worth.

ARTICLE 2.

REPRESENTATIONS

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

2.1 The execution, delivery and performance of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2 The execution, delivery and performance of this Amendment by the Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article III of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.4 No Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3.

CONDITIONS PRECEDENT

This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

3.1 The Borrower and the Required Lenders shall have signed this Amendment.

3.2 The Guarantors shall have signed the Consent and Agreement hereto.

3.3 The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has signed this Amendment on or before 5:00 pm eastern time on the date hereof, a fee in an amount equal to 25.0 basis points on the sum of such Lender’s Revolving Commitment plus the outstanding principal balance of such Lender’s Tranche B Term Loan.

3.4 The Borrower shall have delivered or caused to be delivered to the Administrative Agent such other documents and satisfied such other conditions as required by the Administrative Agent.

ARTICLE 4.

MISCELLANEOUS.

4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

4.2 Except as expressly amended hereby, each of the Borrower and each Guarantor (by Consent and Agreement hereto) acknowledges and agrees that (a) the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect, (b) it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document, and (c) it has no actual or potential claim or cause of action against the Administrative Agent or any Lender with respect to any matters through the date hereof, and hereby waives and agrees not to assert any claims or causes of action against the Administrative Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising by virtue of any actions taken, actions omitted, or the occurrence of any event prior to the date hereof, arising out of or relating to, or in connection with, this Amendment, the other Loan Documents or any of the transactions entered into in connection therewith or contemplated thereby.

4.3 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and signatures sent by facsimile or electronic mail message shall be effective as originals. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document.

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

ASSET ACCEPTANCE CAPITAL CORP.

By	/s/ Rion B. Needs
	Name:	Rion B. Needs
	Title:	President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION individually and as Administrative Agent,

By	/s/ Carlton M. Faison
	Name:	Carlton M. Faison
	Title:	Senior Vice President

RBS CITIZENS, N.A. (f/k/a Charter One Bank, N.A.)

By	/s/ Megan Livingston
	Name:	Megan Livingston
	Title:	Vice President

CITIZENS BANK

By	/s/ Matthew Nelson
	Name:	Matthew Nelson
	Title:	Fist Vice President

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By	/s/ John Antonczak
	Name:	John Antonczak
	Title:	Vice President

BANK OF AMERICA, N.A., successor to LASALLE BANK MIDWEST N.A.

By	/s/ Neil Hilton
	Name:	Neil Hilton
	Title:	SVP

BANK OF SCOTLAND plc

By	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By	/s/ Catherine Grycz
	Name:	Catherine Grycz
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, successor by merger with NATIONAL CITY BANK

By	/s/ Steven E. Dicker
	Name:	Steven E. Dicker
	Title:	Vice President

Term Loan B Lenders:

Name: Airlie CLO 2006-I, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager

By	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

AMMC VIII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

Name:	Apidos CDO I
By its investment adviser Apidos Capital Management, LLC

By	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name:	Apidos CDO II
By its investment adviser Apidos Capital Management, LLC

By	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name:	Apidos CDO III
By its investment adviser Apidos Capital Management, LLC

By	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name:	Apidos CDO IV
By its investment adviser Apidos Capital Management, LLC

By	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name:	Apidos Cinco CDO
By its investment adviser Apidos Capital Management, LLC

By	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Managing Director

Name:	Atrium VI Funding

By	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Authorized Signatory

By Commercial Industrial Finance Corp., the Collateral Manager for:

Name:	CIFC Funding 2007-3, Ltd.

CIFC Funding 2007-4, Ltd.

By	/s/ Steve Vaccaro
	Name:	Steve Vaccaro
	Title:	Co Chief Investment Officer

EAGLE LOAN TRUST
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Name:	General Electric Capital Corporation

By	/s/ Jeff Skinner
	Name:	Jeff Skinner
	Title:	Duly Authorized Signatory

Name: GREENLANE CLO LTD.

By:	Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

GULF STREAM-SEXTANT CLO 2007-I, LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

By	/s/ Stephen M. Riddell
	Name:	Stephen M. Riddell
	Title:	Portfolio Manager

KINGSLAND I, LTD
By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND II, LTD
By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND III, LTD
By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND IV, LTD
By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND V, LTD
By:	Kingsland Capital Management, LLC, as Manager

By	/s/ Vincent Siino
	Name:	Vincent Siino
	Title:	Authorized Officer

Name:	LightPoint CLO III, Ltd.
By Newberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Name:	LightPoint CLO IV, Ltd.
By Newberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Name:	LightPoint CLO V, Ltd.
By Newberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Name:	LightPoint CLO VII, Ltd.
By Newberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Name:	LightPoint CLO VIII, Ltd.
By Newberger Berman Fixed Income LLC as collateral manager

By	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

FEINGOLD O’KEEFFE CAPITAL, LLC
as Collateral Manager for Lime Street CLO, Ltd.

By	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

Name:	Longhorn CDO III Ltd.
BlackRock Senior Income Series V Limited

By	/s/ Zack Alpern
	Name:	Zack Alpern
	Title:	Authorized Signatory.

Name:	Mountain View CLO III Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

By	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Name:	Pioneer Floating Rate Fund
Pioneer Diversified High Income Trust
Pioneer Institutional Solutions – Credit Opportunities

By:	Pioneer Investment Management, Inc.,
Its advisor

By	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Assistant Secretary and
Associate General Counsel

Name:	Montpelier Investments Holdings, Ltd.

By:	Pioneer Institutional Asset Management, Inc.,
Its advisor

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Assistant Secretary and
Associate General Counsel

Name: PPM GRAYHAWK CLO, LTD.

By	/s/ David C. Wagner
PPM America, Inc. as Collateral Manager
	Name:	David C. Wagner
	Title:	Managing Director

Name:	Shiprock Finance, SPC, acting on behalf of and for the account of SF-3 Segregated Portfolio

By	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Assistance Vice President

SPR, LTD.
By:	Four Corners Capital Management, LLC As Collateral Manager

By	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

SILVERADO CLO 2006-II LIMITED
By:	New York Life Investment Management, LLC as Portfolio Manager and Attorney-in-Fact

By	/s/ Arthur Torrey
	Name:	Arthur Torrey
	Title:	Director

Stanfield Arnage CLO Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Azure, CLO Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Bristol CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Carrera CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Daytona CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield McLaren CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Modena CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Vantage CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Asset Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Stanfield Veyron CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Name: Symphony CLO IV, Ltd.
By:	Symphony Asset Management, LLC

By	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

Name:	Symphony CLO V, Ltd.
By:	Symphony Asset Management, LLC

By	/s/ Scott Caraher
	Name:	Scott Caraher
	Title:	Portfolio Manager

WhiteHorse I, Ltd.
By:	WhiteHorse Capital Partners, L.P. as collateral manager
By	WhiteRock Asset Advisor, LLC, its G.P.

By	/s/ Ethan M. Underwood, CFA
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

Name:	1888 Fund, LTD.
By:	Guggenheim Investment Management, LLC as Collateral Manager

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

(b) represents and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Consent and Agreement are within its corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action, (ii) this Consent and Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) the execution, delivery and performance of this Consent and Agreement by it (w) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (x) will not violate any applicable law or regulation or its charter, by-laws or other organizational documents or any of its Subsidiaries or any order of any Governmental Authority, (y) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by it or any of its Subsidiaries, and (z) will not result in the creation or imposition of any Lien on any of its assets; and

(c) acknowledges that its consent and agreement hereto is a condition to the Lenders’ obligation under the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

ASSET ACCEPTANCE, LLC

By	/s/ Rion B. Needs
	Name:	Rion B. Needs
	Title:	President

CONSUMER CREDIT, LLC

By	/s/ Rion B. Needs
	Name:	Rion B. Needs
	Title:	President

PREMIUM ASSET RECOVERY CORPORATION

By	/s/ Rion B. Needs
	Name:	Rion B. Needs
	Title:	President